Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill [Abstract]
Goodwill

Note 7. Goodwill

Changes in the carrying amount of the Company’s goodwill for the years ended December 31, 2021 and 2020 were as follows:

	2021	2020
	(U.S. $ in thousands)
Balance at January 1,	$35,694	$385,658
Goodwill acquired	27,092	35,694
Goodwill impairment charges	-	(386,154)
Measurement period adjustments	2,410	-
Currency translation adjustments	(52)	496
Balance at December 31,	$65,144	$35,694

      During the first quarter of 2020, the Company performed an analysis of the impact of recent events, including business and industry specific considerations, on the fair value of the Stratasys-Objet reporting unit. As part of this analysis the Company considered the potential impacts of COVID-19 and the sensitivity of estimates and assumptions used in the last annual impairment test as well as changes in market capitalization.

During the second quarter of 2020, the Company announced a restructuring plan to reduce operating expenses as part of a cost realignment program to focus on profitable growth (the “Plan”). The Plan’s cost-cutting measures included workforce reductions affecting approximately 10% of employees, as well as other cost-mitigation measures. Please refer to Note 12 for further discussion. The Company reassessed its analysis from the first quarter in light of macroeconomic developments and its cost-cutting measures.

Based on the Company's goodwill assessment for the Stratasys-Objet reporting unit, the Company determined that no impairment was required as of March 31, 2020, and June 30, 2020.

During the third quarter of 2020, the Company noted that indicators of potential impairment existed which required an interim goodwill impairment analysis for Stratasys-Objet reporting unit. These indicators included longer and deeper than expected reduction in the business, refinement to the company’s business focus into additional inorganic technologies and sustained decline in the Company’s market capitalization during the past two quarters, all, primarily as a result of the COVID-19 impact on the global economy and the Company’s business.

As a result of the factors discussed above, the Company revisited its assumptions supporting the cash flow projections for its Stratasys-Objet reporting unit, including: (i) the expected duration and depth of revenue reduction and certain revenue growth assumptions; (ii) the associated operating profit margins; (iii) the long term growth rate; and (iv) the discount rate . In estimating the discounted cash flow, the Company used the following key assumptions: the Company currently expects it will take approximately two years to regain the loss of revenue and return to its pre COVID-19 activity levels considering the impact of both volume and price with a similar effect on profitability. Following such period, the Company expects to return to similar growth rates as estimated in prior valuations. The Company assumed a long term terminal growth rate of 2.5%, lower than the 3.1% used in prior valuations. In addition, changes in business focus due to introduction of new technologies were expected to lower the total revenues attributable to the Stratasys-Objet reporting unit. The resulting cash flow amounts were discounted using the same discount rate of 13.5%.

Based on the revised cash flow projections, the value of the reporting unit decreased below its carrying value, and the Company recorded in the third quarter of 2020 a goodwill impairment charge of $386.2 million, the entire reporting unit’s goodwill.

During the fourth quarter of 2021, the Company performed its annual impairment test for goodwill impairment. Based on the Company's qualitative analysis, which considered the Company's market valuation, its operation results and projections, and the timing of its goodwill acquisitions, no goodwill was determined to be impaired as of December 31, 2021.

The goodwill balance as of December 31, 2020 was acquired as part of Origin acquisition and the goodwill acquired during 2021 was acquired as part of the RPS and XAAR acquisitions See Note 2.